UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 25, 2003

Unizan Financial Corp.

(Exact name of Registrant as Specified in Charter)

Ohio	0-13270	34-1442295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 Market Avenue South, Canton, Ohio	44702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (330) 438-1118

(Former Name or Former Address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits

99.1	Transcript of Unizan Financial Corp.’s conference call held on July 21, 2003.

Item 9. Regulations FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

CANTON, Ohio – July 25, 2003 – Unizan Financial Corp. (Nasdaq: UNIZ) provides its second quarter 2003 financial results conference call transcript.

This information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2003	UNIZAN FINANCIAL CORP.

	By:	/s/ James J. Pennetti
	Its:	EVP & Chief Financial Officer